El Paso



                    Fourth Quarter
                    Earnings Review
                                   March 31, 2003
Cautionary Statement Regarding
Forward-looking Statements
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This presentation includes forward-looking statements and
projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the successful implementation of the 2003 business plan; the successful implementation of the settlement related to the western energy crisis; actions by credit rating agencies; the successful close of financing transactions including an extension of our bank facilities; our ability to attract and retain qualified members of the Board of Directors and senior management; our ability to divest of certain non-core assets; material and adverse impacts from our proxy contest with Selim Zilkha; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

Additional Important Information
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Prior to its 2003 annual meeting, El Paso will furnish to
its shareholders El Paso's definitive proxy statement relating to this meeting, together with a WHITE proxy card.
Shareholders are strongly advised to read this proxy statement when it becomes available, as it will contain important information.

Shareholders will be able to obtain El Paso's proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, PO Box 2511, Houston, TX 77252. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at
(800) 322-2885 toll-free or by email at
proxy@mackenziepartners.com.

To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. Also,
El Paso may express opinions and beliefs. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in Schedule 14A filed by El Paso with the Securities and Exchange Commission on February 18, 2003, as amended by a Schedule 14A filed by El Paso on March 18, 2003.

Financial Update
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
Summary Income Statement
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                                    Quarter Ended  Year Ended
                                      December 31  December 31
                                          2002       2002
--------------------------------------------------------------

Reported diluted earnings (loss) per    $(2.92)     (2.62)
common share

Restructuring and merger-related
costs and asset impairments              1.06        1.69
Ceiling test charges                       -         0.35

Gain on asset disposals                 (0.28)      (0.32)
Western Energy Settlement                1.08        1.16

Currency loss on Euro bond offering        -         0.06

Discontinued coal operations               -         0.22

Cumulative effect of accounting
changes                                  0.37        0.40
     Trading                               -        (0.30)
     Other
                                    ----------------------
Pro forma diluted earnings (loss)
per common share                       $(0.69)      $0.64
                                    ======================
Average common shares outstanding
(millions)
     Reported diluted                    593.9       559.5
     Adjusted pro forma diluted          593.9       560.5

4Q 2002 Segment Results
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                                        $ Millions

                  Pipelines Production  Field  Merchant Corporate   Total
                                       Services Energy    and
                                                          Other
---------------------------------------------------------------------------
Operating income      $(103)   $170      $177   $(1,525)  $(238)  $(1,519)
(loss)

Earnings from
unconsolidated
affiliates and other   (103)     2        16        (95)     17     (163)
                      ----------------------------------------------------
 EBIT                  (206)    172       193    (1,620)   (221)  (1,682)
Restructuring and
merger related costs,
asset impairments and
net (gain) loss on
sale of assets          149       4      (166)      485     169      641

Western Energy          412       -         -       487      -       899
Settlement

Ceiling test charges      -       2         -         -       -        2
                      ---------------------------------------------------

Non-recurring items     561       6      (166)      972     169    1,542

                     ----------------------------------------------------
  Pro forma EBIT       $355    $178       $27    $(648)    $(52)   $(140)
                     ====================================================

Depreciation,
depletion, and
amortization            $94      $192      $11    $31      $20      $348

Review of Merchant Results for 4Q 2002
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                                             $ Millions


                              Merchant Business
               ---------------------------------------------


               Power    Petroleum/LNG  Trading    Admin.      Total
                                                  G&A
------------------------------------------------------------------
Operating     $(161)       $(75)       $(1,215)  $(72)     $(1,525)
income
(loss)

Earnings
(loss) from
unconsolidated
affiliates     (96)          (6)            6     (1)          (95)
              ----------------------------------------------------
EBIT          (257)         (81)       (1,209)   (73)       (1,620)
Restructuring
and
merger
related
costs and
asset
impairments
and net
(gain) loss
on sale of
assets        354          122             9      -           485

Western
Energy
Settlement      -            -           487      -           487
             ------------------------------------------------------
Non-
recurring
items         354          122           496      -           972
             ------------------------------------------------------
Pro forma     $97          $41        $(713)    $(73)       $(648)
EBIT         ======================================================

Depreciation
depletion,
and
amortization  $10          $17           $4      $--          $31

Detailed 4Q 2002 Impairments and Other
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                                         $ Millions


 Pre-tax impairments and loss    Quarter Ended
        (gain) on sales           December 31,
                                      2002
----------------------------------------------
Dark Fiber inventory                  $168

Turbine inventory                      162

Australian pipelines                   153

MTBE Plant                              90

CE Generation Power investment          74

North Louisiana gathering
system                                  66

Other impairments and losses           127

Net gains on sales of assets          (217)
and investments
                                 -------------
     Total                            $623
                                 =============

 Overview of Operating Cash Flow Activities for 2002
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                                        $ Millions


                                           2002      2001
-----------------------------------------------------------
Net income (loss)                        $(1,467)      $93

Non-cash income adjustments                3,516     2,320
                                         ------------------
Cash flow before working capital and       2,049     2,413
   non-working capital changes
Working capital changes                   (1,436)   1,914

Non-working capital changes and other       (177)     (207)
                                         ------------------
  Cash flow from operating activities        436     4,120

Cash flow from investing activities       (1,255)   (5,023)

Cash flow from financing activities        1,272     1,300
                                         ------------------
     Change in cash                         $453      $397
                                         ==================

      Balance Sheet at December 31, 2002
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                                             $ Billions

                                   Year Ended
                                December 31, 2002
Financing obligations and notes      $18.6
payable
Minority interests                   .2

Preferred interests                  3.2
Common equity                        8.4
                                -------------

     Total book capitalization     $30.4
                                ============

Guarantees per bank agreement       2.9
                                ------------

    Total capitalization per bank
     agreement                      $33.3
                               =============

Debit to total capitalization
ratio 1                              63%

1 Per bank agreement, debt includes guarantees, and equity is adjusted for non-cash charges; In this calculation $.7 billion was added back to book equity

Liquidity Update
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                                        $ Billions

                  December 31,    January 31,     March 28,
                      2002            2003          2003

Balance Sheet         $1.6            N/A             N/A
cash

Available cash        $1.1           $.6             $1.5

Availability           1.5           1.5             $1.5
under 364-day
bank facility

Available under         .5            .5              -
multiple-year
bank facility
                    ---------------------------------------
Net available         $3.1           $2.6            $3.0
liquidity
                    =======================================
Note: 364-day bank facility matures in May 2003 (with one year term-out option) and multiple-year bank facility matures in August 2003

2003 Sources and Uses of Cash
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                                        $ Millions

Cash flow from principal operations
before working capital                   $2.1-$2.4

Return of working capital and other             .3


Debt issuances                                 3.1

Other financings                                .4

Asset sales                                3.1-3.3
                                         ---------
Total sources                            $9.0-$9.5
                                         =========
Debt repayments                               $3.0

Minority interest redemptions                  1.6

Other financing obligations                    1.2

Maintenance capital                            1.8

Discretionary capital                           .7

Dividends                                       .2
                                         ----------
     Total anticipated uses                   $8.5
                                          =========

Available Cash Reconciliation from January 31 to March 28
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                                              $ Billions

Net available cash at January 31, 2003            $.6
  Net proceeds from borrowing                     2.3
  Net payments of obligations senior to common   (2.3)
  Asset sales cash proceeds                       1.2
  Cash flow from operations less
    capital expenditures                            -
  Working capital uses                            (.3)
Net available cash at March 28, 2003             $1.5

Debt and Other Maturities
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                                        $ Billions


                            Remaining
                              2003      2004     2005
-------------------------------------------------------
Capital markets:
  EP                          $-         $-       $0.2
  EPCGP                       0.3       0.2          -
  Pipeline subsidiaries       0.2        -         0.2

Bank facilities
  364-day revolver            1.0        -          -
  Multi-year revolver          -        1.5         -
  2-year term loan and other   -        0.7        0.8


Preferred/minority
interest and other:
  Mustang minority interest   0.4      0.4         -
  Preferred securities        0.1       -           -
  Equity in Electron/Gemstone 0.2       -           -
  Gemstone                     -         1.0         -

2003 Outlook Update
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  * We expect 2003 ongoing earnings to remain consistent
    with our February target in the range of $1.00 per share
     Reported diluted earnings per share     $(0.00)
     Restructuring and merger related
     costs, asset impairments and
     net loss on sale of assets              $(1.00)
     Pro forma diluted earnings per share    $1.00+/-
  *  Current expectation adjusted to reflect:
     Lower production to 550 Bcfe for 2003
     Average Henry Hub price of $4.00 MMBtu in last 8 months Higher interest expense in 2003
  * First quarter results expected to be consistent with plan

El Paso



                              Fourth Quarter
                              Earnings Review
------------------------------------------------
                                        March 31, 2003